EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CurrencyShares® Japanese Yen Trust (the “Trust”) on Form 10-Q for the quarterly period ended April 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith Kemp, Chief Financial Officer of Guggenheim Specialized Products, LLC, the Sponsor of the Trust, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: June 9, 2017

/s/ KEITH KEMP
Keith Kemp*
Chief Financial Officer
(principal financial officer)

* The Registrant is a trust and Keith Kemp is signing in his capacity as the principal financial officer of Guggenheim Specialized Products, LLC, the Sponsor of the Registrant.